UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2005


                               Rogers Corporation
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Massachusetts                       1-4347                06-0513860
     -------------------              -------------------    -------------------
(State or other Jurisdiction       (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)

          One Technology Drive
          P.O. Box 188
          Rogers, Connecticut                                 06263-0188
          ---------------------------------------------------------------
          (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (860) 774-9605

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         Entry into a Material Definitive Agreement.

     (a) On April 28, 2005, the shareholders of Rogers Corporation ("the Company"), approved the Rogers Corporation 2005 Equity Compensation Plan (the "2005 Plan"), which had been previously adopted by the Board of Directors on February 17, 2005, for officers, employees, non-employee directors and other key persons of Rogers and its subsidiaries. The following description of certain features of the 2005 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 Plan that is incorporated by reference hereto as Exhibit 10.1.

     The 2005 Plan will be administered by the Compensation and Organization Committee of the Board of Directors, which is comprised of three independent directors. The Compensation and Organization Committee, in its discretion, may grant stock-based awards to officers, employees and other key persons under the 2005 Plan.

     Subject to adjustment for stock splits, stock dividends and similar events, the total number of shares that can be issued under the 2005 Plan is 1,100,000 shares of common stock. The shares issued by Rogers under the 2005 Plan may be authorized shares that have never been issued, authorized but unissued shares, or shares reacquired by Rogers. To the extent that awards under the 2005 Plan do not vest or otherwise revert to the Company under certain circumstances, the shares of common stock represented by such awards may be the subject of subsequent awards under the 2005 Plan.

     To satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, stock options or stock appreciation rights with respect to no more than 80,000 shares of common stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any one calendar year period. In addition, the maximum award of restricted stock and deferred stock for any one individual that is intended to qualify as "performance-based compensation" will not exceed 80,000 shares of common stock (subject to adjustment for stock splits and similar events) for any performance cycle.

     The Compensation and Organization Committee has authority to grant incentive and non-qualified stock options, stock appreciation rights, restricted and unrestricted stock awards and dividend equivalent rights under the 2005 Plan, the forms of which are incorporated by reference hereto as Exhibits 10.2 through 10.7. In addition, the 2005 Plan provides for the grant of shares of common stock and non-qualified stock options to non-employee directors. During June and December of each year, each non-employee director will automatically be granted a number of shares of common stock, free of any restrictions, in an amount equal to one-half of such non-employee director's annual retainer fee. In addition, each non-employee director will automatically be granted each June and December a non-qualified stock option to acquire 2,250 shares of common stock, or such other number of shares of common stock determined by the Board of Directors. The exercise price of each such non-qualified stock option is the fair market value of common stock as of the date of grant. Each such non-employee director non-qualified stock option is immediately exercisable and will expire ten years from the date of grant.

     (b) Also, as of April 28, 2005, the Compensation and Organization Committee approved grants of non-qualified stock options for the following Named Executive
Officers:

            Name/Title                    Number of Shares in Stock Option Grant
            ----------                    --------------------------------------

   Robert C. Daigle                                     17,000
      Vice President of Research
       and Development and Chief
       Technology Officer

   Paul B. Middleton                                    12,000
      Acting Chief Financial Officer
      and Corporate Controller


   John A. Richie                                       17,000
      Vice President, Human Resources


   Robert M. Soffer                                     12,000
      Vice President, Treasurer and
      Secretary


   Robert D. Wachob                                     40,000
      President and Chief Executive
         Officer


     Options to purchase common stock of Rogers were granted pursuant to the 2005 Plan at an exercise price of $34.83, the fair market value of Rogers' common stock under the 2005 Plan as of April 28, 2005. The options became exercisable immediately; however, no shares from these grants can be sold before April 28, 2009 (four years after the grant date) unless the individual's employment is ended due to retirement, disability, death or involuntary termination. All unexercised stock options expire ten years from the date of grant but may expire earlier due to termination of employment, death or retirement.


     (c) Also on April 28, 2005, the Board of Directors of the Company approved an amendment (the "Amendment") to the Rogers Corporation 1998 Stock Incentive Plan ("1998 Plan"). The Amendment to the 1998 Plan was made to effect the change that following the approval by the Company's shareholders of the 2005 Plan, non-employee directors' stock compensation be paid from the 2005 Plan rather than the 1998 Plan. The specific changes made to the 1998 Plan were the following: (a) the definition of "Retainer Payment Date" in Section 1 was amended by providing that there shall be no Retainer Payment Dates after April 28, 2005, (b) Section 5(b) was amended by providing that there shall be no automatic grants of Options to Non-Employee Directors under Section 5(b) after April 28, 2005, and (c) Section 6(a) was amended by providing that there shall be no additional grants of shares of Stock to Non-Employee Directors under Sections 6(a)(i) and 6(a)(ii) after April 28, 2005.

         The Amendment is attached hereto as Exhibit 10.8.



ITEM 9.01         Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.         Description
-----------         -----------

10.1 Rogers Corporation 2005 Equity Compensation Plan (the "2005 Plan") (incorporated herein by reference to Exhibit 10.1 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.2 Form of Incentive Stock Option Agreement under the 2005 Plan (incorporated herein by reference to Exhibit 10.2 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.3 Form of Non-Qualified Stock Option Agreement (For Officers and Employees, with vesting) under the 2005 Plan (incorporated herein by reference to Exhibit 10.3 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.4 Form of Non-Qualified Stock Option Agreement (For Officers and Employees, without vesting) under the 2005 Plan (incorporated herein by reference to Exhibit 10.4 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.5 Form of Non-Qualified Stock Option Agreement (For Non-Employee Directors) under the 2005 Plan (incorporated herein by reference to Exhibit 10.5 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.6 Form of Stock Appreciation Right Agreement under the 2005 Plan (incorporated herein by reference to Exhibit 10.6 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.7 Form of Restricted Stock Agreement under the 2005 Plan (incorporated herein by reference to Exhibit 10.7 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.8 Amendment, effective April 28, 2005, to 1998 Stock Incentive Plan, filed herewith.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                ROGERS CORPORATION


                                By:     /s/  Robert M. Soffer
                                        ---------------------
                                Name:   Robert M. Soffer
                                Title:  Vice President, Treasurer and Secretary


Date:  May 2, 2005

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

10.1 Rogers Corporation 2005 Equity Compensation Plan (the "2005 Plan") (incorporated herein by reference to Exhibit 10.1 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.2 Form of Incentive Stock Option Agreement under the 2005 Plan (incorporated herein by reference to Exhibit 10.2 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.3 Form of Non-Qualified Stock Option Agreement (For Officers and Employees, with vesting) under the 2005 Plan (incorporated herein by reference to Exhibit 10.3 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.4 Form of Non-Qualified Stock Option Agreement (For Officers and Employees, without vesting) under the 2005 Plan (incorporated herein by reference to Exhibit 10.4 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.5 Form of Non-Qualified Stock Option Agreement (For Non-Employee Directors) under the 2005 Plan (incorporated herein by reference to Exhibit 10.5 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.6 Form of Stock Appreciation Right Agreement under the 2005 Plan (incorporated herein by reference to Exhibit 10.6 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.7 Form of Restricted Stock Agreement under the 2005 Plan (incorporated herein by reference to Exhibit 10.7 to Rogers' registration statement on Form S-8 dated April 28, 2005, and filed on April 29, 2005).

10.8 Amendment, effective April 28, 2005, to 1998 Stock Incentive Plan, filed herewith.